SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

August 2, 2004 (July 28, 2004)

Commission	Registrant; State of Incorporation	IRS Employer
File Number	Address; and Telephone Number	Identification No.

001-07530	WISCONSIN GAS COMPANY	39-0476515
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 2046
Milwaukee, WI 53201
(414) 221-2345

WISCONSIN GAS COMPANY

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

Effective July 28, 2004, in connection with Wisconsin Energy Corporation's sale of WICOR, Inc. and WICOR's manufacturing subsidiaries, Wisconsin Gas Company converted from a Wisconsin corporation to a Wisconsin limited liability company and changed its name to Wisconsin Gas LLC. In addition, immediately following the conversion WICOR transferred its ownership interest in Wisconsin Gas to Wisconsin Energy, and Wisconsin Gas became a direct wholly-owned subsidiary of Wisconsin Energy. The Plan of Conversion is attached hereto as Exhibit 2.1. Wisconsin Gas LLC's Articles of Organization and Operating Agreement are attached hereto as Exhibits 3.1 and 3.2, respectively.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

  Exhibits:

Exhibit No.
  Plan of acquisition, reorganization, arrangement, liquidation, or succession
    Plan of Conversion of Wisconsin Gas Company Into Wisconsin Gas LLC, effective as of July 28, 2004.
  Articles of Incorporation and Bylaws
    Articles of Organization of Wisconsin Gas LLC, effective as of July 28, 2004.

3.2 Limited Liability Company Agreement of Wisconsin Gas LLC, dated as of July 28, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WISCONSIN GAS COMPANY
(Registrant)

/s/ STEPHEN P. DICKSON
Date: August 2, 2004	Stephen P. Dickson -- Controller and
Principal Accounting Officer